EXHIBIT 99.4

                                                                [Execution Copy]


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of August 31, 2001, between Cimnet, Inc. a Delaware corporation (the "Company"), and General Electric Company, a New York corporation, acting through its GE Power Systems business unit ("Purchaser ").

         This Agreement is made pursuant to the Preferred Stock and Warrant Purchase Agreement, dated as of the date hereof between the Company and the Purchaser (the "Purchase Agreement").

         The Company and the Purchaser hereby agree as follows:

     1.  Definitions.
         -----------

         Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

         "Closing Date" means the date hereof.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Company's common stock, par value $0.0001 per share.

         "Effectiveness Date" means with respect to the initial Registration Statement required to be filed hereunder, the date on which such Registration Statement is declared effective by the Commission.

         "Effectiveness Period" shall have the meaning set forth in Section
2(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.
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         "Indemnified Party" shall have the meaning set forth in Section 6(c).

         "Indemnifying Party" shall have the meaning set forth in Section 6(c).

         "Losses" shall have the meaning set forth in Section 6(a).

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registrable Securities" means (i) the shares of Common Stock issuable upon conversion of the Shares (including any shares of Series A issuable as dividends) owned by the Purchaser; and (ii) the shares of Common Stock issuable upon exercise of the Warrants.

         "Registration Statement" means the registration statement and any additional registration statements contemplated by Section 2(a), (b) or (c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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

         "Series A" means the Company's Series A Convertible Preferred Stock.

         "Shares" shall have the meaning set forth in the Purchase Agreement.

         "Special Counsel" means one special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

         "Target Date" means, with respect to the initial Registration Statement, no later than the 180th day following the Closing Date.

         "Warrants" shall have the meaning set forth in the Purchase Agreement.

     2.  Registration.
         ------------

         (a) Initial Registration. As soon as practicable, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form subject to Section 2(f) below), (i) the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Target Date, and (ii) the Company shall use its reasonable commercial efforts to keep such Registration Statement continuously effective under the Securities Act until such date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) (the "Effectiveness Period").

         (b) Evergreen Registration. As soon as it is qualified to do so (the "S-3 Eligibility Time") and within thirty (30) days after the receipt of the written request of the holders of a majority of the Series A, the Company will file an evergreen shelf registration statement on Form S-3 with respect to the Registrable Securities which it will keep effective and updated (except as provided in Section 2(f) below) until after the Purchaser has sold all Registrable Securities included in such registration statement.

         (c) Piggyback Registration Rights. If, at any time prior to the end of Effectiveness Period, the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security holders (other than those registration statements referred to in Sections 2(a) and 2(b) above and registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public) and the Registrable Securities are not covered by an effective Registration Statement, each such time the Company will give written notice thereof to Holders of its intention so to do (such notice to be given at least ten (10) days prior to the filing thereof). Upon the written request of any such Holder (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), received by the Company within ten days after giving of any such notice by the Company, to register any of such Holder's Registrable Securities, the Company will use its reasonable efforts, subject to

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

Section 2(d) below, to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with its written request) of such Registrable Securities so registered ("Piggyback Registration Rights"); provided that (i) if such registration involves an underwritten offering, all Holders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 2(c) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities and does not register such securities, the Company shall give written notice to all Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this Section 2(c) involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The foregoing provisions notwithstanding, (i) the Company may withdraw any registration statement referred to in this Section 2(c) without thereby incurring any liability to the Holders, and (ii) the inclusion of shares of Registrable Securities under such Piggyback Registration Rights is subject to the cut-back provisions of Section 2(d) below.

         (d)   Priority in Piggyback Registration. If a registration pursuant to
Section 2(c) hereof involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of equity securities (including all Registrable Securities) which the Company, the Holders and any other persons intended to be included in such registration exceeds the largest number of securities which can be sold without having a material adverse effect on such offering, including the price at which such securities can be sold, the Company will include in such registration (i) first, all the securities the Company proposes to sell for its own account, (ii) second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to Section 2(d)(i) hereof is less than the number of securities which the Company has been advised can be sold in such offering without having the material adverse effect referred to above, the securities requested to be included in such registration by the Holders, and
(iii) third, to the extent that the number of securities which the Company and the Holders propose to sell pursuant to Sections 2(d)(i) and 2(d)(ii) hereof is less than the number of securities which the Company has been advised can be sold in such offering without having the material adverse effect referred to above, the number of securities requested to be included in such registration by other security holders in accordance with any contractual provisions binding on the Company or, if no contractual provisions apply, as the Company may determine. Any such reductions shall be pro rata in relation to the number of shares of Common Stock held (or issuable upon the conversion or exercise of securities issuable for Common Stock) by each person participating in the offering.

         (e) Holdback Agreements. If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Holder agrees, to the extent requested by the managing underwriter, not to effect any public sale or distribution, including any sale pursuant to Rule 144

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

under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the thirty (30) days prior to, and during the ninety
(90) day period beginning on, the effective date of such Registration Statement (except as part of such registration) without the prior written consent of the managing underwriter; provided, however, that (i) all executive officers and directors of the Company enter into similar agreements, the provisions of which have not and will not be waived, (ii) such lock-up agreement shall be applicable only to the two such registration statements of the Company after the date hereof, which cover common stock to be sold on its behalf to the public in an underwritten offering; and (iii) such market stand-off or lock-up agreements contains reasonable and customary exceptions (including, without limitation, permitting transfers to Affiliates, transfers of shares in connection with hedging transactions effected in accordance with applicable laws and transfers of shares owned as the result of open market purchases without restriction).

         (f) Exceptions. Notwithstanding the foregoing, the Company may delay the registration of Registrable Securities, including the filing of amendments to Registration Statements, upon the occurrence of any of the following:

               (i) the Company shall have previously entered into an agreement or letter of intent contemplating an underwritten public offering on a firm commitment or best efforts basis of Common Stock or securities convertible into or exchangeable for Common Stock and the managing underwriter of such proposed public offering advises the Company in writing that in its opinion such proposed underwritten offering would be materially and adversely affected by a concurrent registered offering of Registrable Securities (such opinion to state the reasons therefor);

               (ii) the Company shall have entered into an agreement or letter of intent, which has not expired or otherwise terminated, contemplating a material business acquisition or divestiture by the Company or its subsidiaries whether by way of merger, consolidation, acquisition or sale of assets, acquisition or sale of securities or otherwise;

               (iii) the Company is in possession of material nonpublic information that the Company would be required to disclose in a registration statement and that is not, but for such registration, otherwise required to be disclosed at the time of such registration, the disclosure of which, in its good faith judgment, would have a material adverse effect on the business, operations, prospects or competitive position of the Company;

               (iv) the Company shall receive the written opinion of the managing underwriter of the underwritten public offering pursuant to which Common Stock has been registered, within the three-month period prior to the date the Registrable Securities are to be registered, that the registration of additional Common Stock will materially and adversely affect the market for the Common Stock (such opinion to state the reasons therefor); or

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

               (v) the Company is engaged, or its board of directors has adopted by resolution a plan to engage, in any program for the purchase of shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock and, in the opinion of counsel, reasonably satisfactory to the requesting Holders, the distribution of the Common Stock to be registered would cause such purchase of shares to be in violation of Regulation M promulgated under the Exchange Act.

         (g)   Period of Delay.

               (i)    If an event described in clauses (i) through (iv) of
Section 2(f) shall occur, the Company may, by written notice to the Holders, delay the filing of a registration statement (or any amendment thereto) required under Sections 2(a), (b) or (c) with respect to the Registrable Securities to be covered thereby for a period of time not exceeding 90 days, such delay to be permitted no more than two (2) times during any period of 12 months.

               (ii) If an event described in clause (v) of Section 2(f) shall occur, the filing of a registration statement with respect to the Registrable Securities to be covered thereby shall be delayed until the first date that the Registrable Securities to be covered thereby can be sold without violation of Regulation M of the Exchange Act.

     3.  Registration Procedures.
         -----------------------

         If and whenever the Company is required to effect the Registration of Registrable Securities, the Company shall:

         (h) Not less than five Business Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference) (i) furnish to the Purchaser and its Special Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Purchaser and its Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and their Special Counsel shall reasonably object, provided, the Company is notified of such objection no later than 3 Business Days after the Purchaser has been so furnished copies of such documents.

         (i)   (i)    Prepare and file with the Commission a Registration
Statement under the Securities Act relating to the Registrable Securities to be offered and such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;

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

(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

         (j) Notify the Holders of Registrable Securities to be sold and their Special Counsel as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose (and, in such event, the Company shall promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued); (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (k) Promptly deliver to each Holder and their Special Counsel, without charge, copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

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

         (l) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

         (m) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

         (n) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a posteffective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (o)   (i)    Make available for inspection by the Holders participating in such offering, any underwriter participating in any distribution pursuant to the Registration Statement and any attorney, accountant or other agent retained by such Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement.

         (p) Comply with all applicable rules and regulations of the Commission.

         (q) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or electronic stock quotation system, if any, on which similar securities issued by the Company are then listed.

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

     4.  Registration Expenses.
         ---------------------

         All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Purchaser), (ii) reasonable printing expenses (including, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Purchaser (in the case of the latter, the reasonable expenses of only one firm of attorneys for the Purchaser and only up to a maximum of $5,000); except, the Company shall not be responsible for any fees, discounts or commissions to any underwriter directly attributable to the Registrable Securities held by the Purchaser.

     5.  Other Covenants of Company.
         --------------------------

         (r) Reports Under the Exchange Act. Subject to Section 5(b) below, with a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (i) make and keep public information available, as those terms are understood and defined in Rule 144; and

               (ii) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities; and

               (iii) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and document so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

         (s) No Restrictions on Sale by the Company. Nothing contained in this Agreement, shall limit, restrict or prohibit the Company from engaging in any transaction pursuant to which the Company sells substantially all of its assets, merges with and into another entity, or consummates some other business combination, and as result, no longer files periodic reports under the Exchange Act.

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

         (t) Restrictions on Public Sale by the Company. The Company agrees, unless it obtains the consent of the managing underwriter(s) of any underwritten offering of Registrable Securities pursuant to this Agreement, not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the 30th day prior to, and ending on the 180th day (or such longer period as shall be reasonably required by the managing underwriters) following, the effective date of any underwritten registration, except in connection with any such underwritten registration, or pursuant to any registration statements on Forms S-4 or S-8 or the then equivalent form.

     6.  Indemnification.
         ---------------

         (u) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Purchaser, its officers, directors, agents and employees, each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, except to the extent such Losses arise out of or by reason of
(i) information regarding the Purchaser or the Purchaser's proposed method of distribution of Registrable Securities, in either case furnished in writing to the Company by the Purchaser; (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by the Purchaser of an outdated or defective Prospectus after the Company has notified the Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by the Purchaser of the Advice contemplated in Section 6(e); or (iii) Purchaser's gross negligence or willful misconduct. The Company shall notify the Purchaser promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

         (v) Indemnification by Purchaser. The Purchaser shall, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) to the extent arising out of or based upon: (i) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto; or plan of proposed

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

distribution, or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon written information about the Purchaser as a stockholder of the Company or regarding the Purchaser's proposed method of distribution of the Registrable Securities, in either case furnished to the Company in a writing by the Purchaser; (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by the Purchaser of an outdated or defective Prospectus after the Company has notified the Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by the Purchaser of the Advice contemplated in Section 6(e); or (iii) Purchaser's gross negligence or willful misconduct.

         (w) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten

Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

         (x) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any Holder obliged to make contribution pursuant to this Section 5(d) shall be several and not joint, and no such Holder shall be obliged to make contribution in excess of an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in the applicable Registration.

         The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     7.  Miscellaneous.
         -------------

         (y) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least one-half of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (z) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Purchaser in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

         (aa) Compliance. The Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

         (bb) Discontinued Disposition. The Purchaser agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 2(f), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

         (cc) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:                Cimnet, Inc.
                                       946 West Penn Avenue
                                       Robesonia, Pennsylvania 19551
                                       Attn: John D. Richardson

     With copies to:                   Berlack, Israels & Liberman LLP
                                       120 West 45th Street
                                       New York, NY 10036
                                       Facsimile No.: (212) 704-0196
                                       Attn: Alan N. Forman, Esq.

                                       Facsimile No.: (610) 693-5927

     If to Purchaser:                  GE Power Systems
                                       4200 Wildwood Parkway
                                       Atlanta, Georgia  30339
                                       Attn: Jacques Beaudry-Losique
                                       Facsimile No.: (770) 859-7019
                                       Attn: Briggs L. Tobin, Esq.
                                       Facsimile No.: (770) 859-7012

     With a copy to:                   Long Aldridge & Norman LLP
                                       303 Peachtree Street, Suite 5300
                                       Atlanta, Georgia 30308
                                       Facsimile No.: (404) 527-4198
                                       Attn: Johnathan H. Short, Esq.

         (dd) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Purchaser. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party; provided, however, that any Holder may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any of its Affiliates or to any transferee of Registrable Securities who agrees to be bound by the provisions of this Agreement other than a transferee who shall acquire such Registrable Securities by means of the sale of such Registrable Securities to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144.

         (ee) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         (ff) Governing Law. The corporate laws of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (gg) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         (hh) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (ii) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (l) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY OF THIS AGREEMENT.

                     [Signatures located on following page.]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                    CIMNET, INC.


                                    By: /s/ JOHN RICHARDSON
                                        ----------------------------------------
                                        Name: John Richardson
                                        Title: Chief Executive Officer


                                    GENERAL ELECTRIC COMPANY, acting through its GE Power Systems business unit


                                    By: /s/ JACQUES BEAUDRY LOSIQUE
                                        ----------------------------------------
                                        Name: Jacques Beaudry Losique
                                        Title: Director, GEPS Equity Investments